UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2012

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas 19th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 214-0700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events

On April 2, 2012, ZIOPHARM Oncology, Inc. issued a press release announcing an update on its PICASSO 3 trial, a randomized, double-blinded, placebo-controlled Phase 3 trial of palifosfamide for the treatment of metastatic soft tissue sarcoma in the front-line setting.

A copy of the above referenced press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press release dated April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Richard Bagley
Date: April 2, 2012		Name: Richard Bagley
Title: President, Chief Operating Officer and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release dated April 2, 2012